                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             _____________________


      Date of Report (Date of earliest event reported): September 14, 1999

                        System Software Associates, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-15322                 36-3144515
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 West Madison Street, Chicago, IL 60661
          (Address of principal executive offices, including zip code)

                                 (312) 258-6000
              (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
     ---------------------------------------------------------------------

Item 5. Other Events.

     On September 14, 1999, System Software Associates, Inc. (the "Company") announced that its Board of Directors had named Robert R. Carpenter as Chief Executive Officer and Chairman of the Board to replace the former Chief Executive Officer, William M. Stuek, who has retired. The Company issued the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference on September 14, 1999.


Item 7. Financial Statements and Exhibits.

     (a)   Financial Statements
           Not Applicable
     (b)   Pro Forma Financial Information
           Not Applicable

     (c)   Exhibits

      99.1. Press Release dated September 14, 1999




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              System Software Associates, Inc.



                              By:  /s/ Kirk J. Isaacson
                                   --------------------
                                   Kirk J. Isaacson
                                   Secretary
Dated: September 17, 1999

                                       2